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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): March 28, 2001


                             ICHOR CORPORATION
          (Exact name of Registrant as specified in its charter)


                                 Delaware
                         (State of Incorporation)


             000-25132                              25-1741849
      (Commission File Number)        (I.R.S. Employer Identification No.)


                   P.O.Box 10343, 1010 - 609 Granville Street
                  Vancouver, British Columbia, Canada  V7Y 1G5
      (Address of principal executive offices, including postal code)


                              (604) 646-2030
            (Registrant's telephone number, including area code)


                      17 Dame Street, Dublin 2, Ireland
               (Former address, if changed since last report)


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                                    -2-


ITEMS 1 AND 2.     CHANGES IN CONTROL OF REGISTRANT; ACQUISITION OF
                   ASSETS.

Effective March 28, 2001, ICHOR Corporation ("ICHOR") completed a share exchange (the "Transaction") with approximately 99.9% of the shareholders (the "Hippocampe Shareholders") of Hippocampe S.A. ("Hippocampe"), a societe anonyme organized under the laws of France, pursuant to two share exchange agreements dated for reference December 13, 2001. As a result, the Hippocampe Shareholders beneficially acquired, directly and indirectly, in aggregate approximately 66.3% of the shares of common stock of ICHOR on a diluted basis, after giving effect to the filing of an amendment to ICHOR's Certificate of Incorporation to increase its authorized number of shares of common stock.

Pursuant to the Transaction, ICHOR issued to the Hippocampe Shareholders in aggregate approximately 33,311,398 of its shares of common stock and preferred shares (the "LuxCo Exchangeable Preferred Shares") of 6543 Luxembourg S.A., a new wholly-owned subsidiary of ICHOR established under the laws of Luxembourg, which will become exchangeable into shares of common stock of ICHOR upon the filing of an amendment to ICHOR's Certificate of Incorporation to increase its authorized number of shares of common stock from 30,000,000 to 80,000,000. The amendment will be filed with the Secretary of State of the State of Delaware on or about 20 days after the distribution of an Information Statement to ICHOR's stockholders. The Information Statement is currently being reviewed by the Securities and Exchange Commission and will be distributed upon completion of its review.

In connection with the Transaction, ICHOR filed a Certificate of Designations with the Secretary of State of the State of Delaware to create a series of Special Voting Preferred Stock. The share of Special Voting Preferred Stock to be issued by ICHOR will enable the shareholders of Hippocampe that received LuxCo Exchangeable Preferred Shares to exercise voting rights in ICHOR.

All of the shares of common stock and securities exchangeable into shares of common stock of ICHOR acquired by the Hippocampe Shareholders pursuant to the Transaction are subject to resale restrictions in accordance with United States federal and state securities laws.

MFC Merchant Bank S.A. ("MFC Bank") had previously entered into an underwriting agreement (the "Underwriting Agreement") dated for reference July 24, 2000 with Hippocampe and was assisting Hippocampe in effecting a merger with a public U.S. registrant. MFC Bank identified ICHOR as a business combination partner and approached it in the fall of 2000. At the time, ICHOR did not have an operating business and was focusing on the identification of a particular business or industry within which it would seek an acquisition or merger. ICHOR, through MFC Bank, negotiated terms for ICHOR to acquire Hippocampe with existing shareholders of ICHOR retaining approximately 20% of the outstanding shares of common stock of ICHOR, without giving effect to any securities of ICHOR to be issued to MFC Bank in accordance with Underwriting Agreement. Hippocampe would become the surviving business with its shareholders acquiring approximately 80% of the outstanding shares of common stock of ICHOR.


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                                    -3-

Pursuant to the Underwriting Agreement, MFC Bank acted as an advisor in the Transaction and received certain compensation in respect thereof, including 2,017,854 shares of common stock of ICHOR issued or issuable in connection with the Transaction. MFC Bank also previously provided a credit facility to Hippocampe in connection with which MFC Bank has received certain fees as well as share purchase warrants which entitle MFC Bank to purchase up to approximately 6,730,599 shares of common stock of ICHOR, subject to final adjustment, at an exercise price of approximately E0.2319 and for a period expiring on July 31, 2003.

The following table sets forth certain information as at March 29, 2001 regarding the beneficial ownership of ICHOR's shares of common stock following the closing of the Transaction by:

     * each person known by ICHOR to be a beneficial owner of more than five percent of the outstanding shares of common stock of ICHOR;

     *     each of the executive officers and directors of ICHOR; and

     *     all executive officers and directors of ICHOR as a group.

The following is based solely on statements filed with the SEC or other information ICHOR believes to be reliable.



Name and Address                Amount and Nature
of Beneficial                   of Beneficial                  Percent of
Owner                           Ownership(1)                   Class(1)
----------------                -----------------              ----------
Martine Reindle(2)
CP 18
CH-1295 Mies,
Switzerland                     13,415,847(3)                  30.8%

Aralis Participations
 S.A.(2)(4)
Les Avouillons 4
CH-1196 Gland VD,
Switzerland                      9,124,482                     21.0%

MFC Bancorp Ltd.
17 Dame Street
Dublin 2, Ireland               12,315,833(5)                  24.5%

MFC Merchant Bank S.A.
6, Cours de Rive,
1211 Geneva 3,
Switzerland                      9,718,773(6)                  19.4%

Sutton Park
 International Ltd.
P.O. Box 146, Road Town,
Tortola, British Virgin
 Islands                         2,597,060                      6.0%

Pierre-Francois Serres(2)
Chief Executive Officer,
President and Director          11,129,393(7)                  25.6%




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                                    -4-




Name and Address                Amount and Nature
of Beneficial                   of Beneficial                  Percent of
Owner                           Ownership(1)                   Class(1)
----------------                -----------------              ----------

Eric Turcotte
Chief Financial Officer,
Secretary and Director                   -                        -

Patrice Pactol(2)
Director                         2,137,151                      4.9%

All executive officers
 and directors of ICHOR
 as a group (3 persons)         13,266,544(7)                  30.5%



------------
(1) Amounts and percentages give effect to securities issued or issuable in connection with the Transaction, including securities exchangeable into shares of common stock of ICHOR (i.e., LuxCo Exchangeable Preferred Shares) issued to certain shareholders of Hippocampe.
(2)  Former shareholders of Hippocampe.
(3) Includes 9,124,482 shares of common stock of ICHOR owned by Aralis Participations S.A. Martine Reindle is the Chairperson and a member of the Board of Directors, and owns approximately 45% of the outstanding voting shares, of Aralis Participations S.A.
(4) The outstanding shares of Aralis Participations S.A. are beneficially owned as follows: Martine Reindle 44.9%; Ernest Lubke - 32.3%; Karen Van Ness - 8.9%; Christian Rochet - 4.9%; Dr. Takashi Onouchi - 3.7%; Jean-Paul Royet - 3.0%; Jean-Daniel Noir - 1.3%; M. Masayoshi Watanabe - 0.9%; and Malin Noren - 0.1%.
(5) Includes 2,597,060 shares of common stock of ICHOR indirectly owned through Sutton Park International Ltd. and 2,988,174 shares of common stock of ICHOR and 6,730,599 share purchase warrants indirectly owned through MFC Bank. Sutton Park International Ltd. and MFC Bank are wholly-owned subsidiaries of MFC Bancorp Ltd.
(6) Includes 2,988,174 shares of common stock of ICHOR and 6,730,599 share purchase warrants, each of which entitles the holder to purchase one share of common stock of ICHOR.
(7) Pierre-Francois Serres also has voting rights in 2,039,038 shares of common stock of ICHOR beneficially owned by Martine Reindle but held in usufrucht by Dr. Serres.


Effective March 28, 2001, Patrice Pactol replaced Jin-Soo Choi as a Class I director of ICHOR for a term expiring in 2001, Eric Turcotte replaced Charles C.S. Pang as a Class II director of ICHOR for a term expiring in 2002 and Pierre-Francois Serres replaced Jae-Sun Lee as a Class III director of ICHOR for a term expiring in 2003. Dr. Serres has been appointed the Chief Executive Officer and President and Mr. Turcotte has been appointed the Chief Financial Officer and Secretary of ICHOR. Dr. Serres and Mr. Pactol are former shareholders of Hippocampe.

Hippocampe is a biotechnology research and development company organized in 1990 under the laws of France, with research activities coordinated in Lyon, France. Hippocampe's focus is fundamental and applied research in human and veterinary biology and medicine, with a particular emphasis on humanitarian aspects of such research (i.e., retroviral pathogenesis, such as AIDS, oncogenesis and organ transplantation). Hippocampe's current objective is to develop vaccine and therapeutic compounds and specific therapies for certain retroviral diseases or diseases with a viral autoimmune content. The first products and applications target human and animal AIDS.

The basic operational strategy of Hippocampe has been to divide its main areas of research into discrete modules, each with its own scientific interest. The research on these modules is outsourced under Hippocampe's supervision to specialized and complementary, public and private research teams. Hippocampe organizes the schedule and progress of the individual research teams to facilitate the overall development of its research goals. The research teams are authorized to co-publish their results at the appropriate time and in agreement with Hippocampe. However, Hippocampe retains all intellectual property rights on the combined research results and applies for patent protection of the research results whenever such protection is justified.

Hippocampe has a limited operating history and its products are in an early stage of development. However, Hippocampe believes it has made a major finding with a new and precise molecular mimicry between a conserved part of GP41 (an HIV transmembrane protein) in a trimeric form and interleukine-2, the immune system's conductor protein. This discovery may explain that an HIV infection can trigger an immune response that turns against the immune system itself. This research indicates potential for a major link that may have a significant impact in developing animal and human AIDS vaccines and therapeutic molecules in the field of HIV and FIV infection.

The key principal of Hippocampe is Dr. Pierre-Francois Serres. Dr. Serres began his career as a professor and researcher at the medical faculty of the University of Lyon in France. From 1975 and prior to starting Hippocampe, he held various teaching and research positions at French medical universities and biomedical institutes, among them the Institut Pasteur in Lyon, France. Dr. Serres founded Hippocampe in 1990.

The closing of the Transaction was announced by a press release dated March 29, 2001 issued by ICHOR.

For further information with respect to the Transaction, ICHOR and Hippocampe, and certain risk factors relating thereto, see ICHOR's Current Report on Form 8-K dated December 27, 2000 and Current Report on Form 8-K/A dated January 30, 2001, both of which are incorporated by reference herein, and ICHOR's latest Preliminary Information Statement on Schedule 14C dated April 2, 2001.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired.

     Attached hereto as Exhibit 99.2 are the financial statements of Hippocampe as of December 31, 2000 and 1999 and for the years ended December 31, 2000, 1999 and 1998.

(b)  Pro forma financial information.

     Attached hereto as Exhibit 99.3 is unaudited pro forma condensed combined financial information which has been prepared based upon the historical financial statements and related notes of ICHOR and Hippocampe, respectively, giving effect to the Transaction.


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                                        -6-


     Hippocampe reports its results in Euros (E). Since the Transaction is accounted for as a reverse purchase, with the continuing entity being Hippocampe, the unaudited pro forma condensed combined financial information is reported in Euros. The accounting treatment applied in a reverse purchase differs from the legal form of the transaction and the continuing entity is Hippocampe.

     The unaudited pro forma condensed combined financial information does not purport to present the financial condition and results of operations of ICHOR and Hippocampe had the Transaction actually been completed as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information is not necessarily indicative of the future results of operations and should be read in connection with the historical financial statements and related notes of ICHOR and Hippocampe, respectively.

(c)  Exhibits.

     Exhibit No.          Description
     -----------          -----------

        4.1 Certificate of Designations dated March 19, 2001 of ICHOR Corporation.

       10.1 Share Exchange Agreement dated for reference December 13, 2000 between ICHOR Corporation and certain shareholders of Hippocampe S.A. Incorporated by reference from the Current Report on Form 8-K of ICHOR Corporation dated December 27, 2000.

       10.2 Share Exchange Agreement dated for reference December 13, 2000 between ICHOR Corporation and certain shareholders of Hippocampe S.A. Incorporated by reference from the Current Report on Form 8-K of ICHOR Corporation dated December 27, 2000.

       10.3 Underwriting Agreement dated for reference July 24, 2000 between Hippocampe S.A. and MFC Merchant Bank S.A. Incorporated by reference from the Preliminary Information Statement on
                          Schedule 14C of ICHOR Corporation dated April 2,
                          2001.

       10.4 Credit Facility Agreement dated for reference July 27, 2000 between Hipocampe S.A. and MFC Merchant Bank S.A. Incorporated by reference from the Preliminary Information Statement on
                          Schedule 14C of ICHOR Corporation dated April 2,
                          2001.

       99.1               Press release dated December 14, 2000 of ICHOR
                          Corporation.


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                                    -7-


       99.2               Financial statements of Hippocampe S.A.

       99.3 Unaudited pro forma condensed combined financial information.

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                           ICHOR CORPORATION

                                            /s/  Eric Turcotte
                                           ---------------------------
                                           Eric Turcotte
                                           Chief Financial Officer and
                                           Secretary


Date: April 10, 2001

                              ICHOR CORPORATION
                                  FORM 8-K

     Exhibit Number          Description
     --------------          -----------
        4.1                  Certificate of Designations dated March 19,
                             2001 of ICHOR Corporation.

       10.1 Share Exchange Agreement dated for reference December 13, 2000 between ICHOR Corporation and certain shareholders of Hippocampe S.A. Incorporated by reference from the Current Report on Form 8-K of ICHOR Corporation dated December 27, 2000.

       10.2 Share Exchange Agreement dated for reference December 13, 2000 between ICHOR Corporation and certain shareholders of Hippocampe S.A. Incorporated by reference from the Current Report on Form 8-K of ICHOR Corporation dated December 27, 2000.

       10.3 Underwriting Agreement dated for reference July 24, 2000 between Hippocampe S.A. and MFC Merchant Bank S.A. Incorporated by reference from the Preliminary Information Statement on
                             Schedule 14C of ICHOR Corporation dated April 2, 2001.

       10.4 Credit Facility Agreement dated for reference July 27, 2000 between Hipocampe S.A. and MFC Merchant Bank S.A. Incorporated by reference from the Preliminary Information Statement on
                             Schedule 14C of ICHOR Corporation dated April 2, 2001.

       99.1                  Press release dated December 14, 2000 of
                             ICHOR Corporation.

       99.2                  Financial statements of Hippocampe S.A.

       99.3                  Unaudited pro forma condensed combined
                             financial information.